EXHIBIT 10
                                                                 ----------

                      OFFSHORE SECURITIES SUBSCRIPTION AGREEMENT

               This Offshore Securities Subscription Agreement
          ("Agreement") is executed in reliance upon the transaction exemption afforded by Regulation S ("Regulation S") as promulgated by the Securities and Exchange Commission ("SEC"), under the Securities Act of 1933, as amended ("1933 Act").

               This Agreement has been executed by the undersigned in connection with the private placement of $3,500,000 aggregate principal amount of 4% Convertible Preferred Stock, Series A (hereinafter referred to as the "Preferred Shares") of ADVANCED NMR SYSTEMS, INC., a corporation organized and existing under the laws of the State of Delaware, U.S.A., NASDAQ Market Symbol "ANMR" (hereinafter referred to as the "COMPANY"). Neither the Preferred Shares being sold pursuant to this Agreement, nor the Common Stock issuable upon its conversion (the "Shares"), have been registered under the 1933 Act and may not be offered or sold in the United States or to U.S. persons, other than distributors (as such terms are defined in Regulation S), unless the Preferred Shares or Shares are registered under the 1933 Act, or an exemption from the registration provisions of the 1933 Act is available. The terms on which the Preferred Shares may be converted into Shares and the other terms of the Preferred Shares are set forth in ANNEX I annexed hereto. This subscription and, if accepted by the COMPANY, the offer and sale of Preferred Shares and the Shares issuable upon conversion thereof (collectively the "Securities"), are being made in reliance upon the provisions of Regulation S ("Regulation S") under the 1933 Act.

               The undersigned

          NAME:
                   -------------------------------------------------------

          ADDRESS:
                    -------------------------------------------------------

                    -------------------------------------------------------

                    -------------------------------------------------------


          if applicable, a [Corporation][Partnership][Trust] organized under the laws of __________, a non USA jurisdiction (hereinafter referred to as the "PURCHASER")

          hereby represents and warrants to, and agrees with, the COMPANY as follows:


               1.   AGREEMENT TO SUBSCRIBE.

               a. SUBSCRIPTION AMOUNT. The undersigned hereby subscribes for $______________ in liquidation preference of Preferred Shares.

               b. FORM OF PAYMENT. The PURCHASER shall pay the purchase price for the Preferred Shares by delivering good funds in United States Dollars to the escrow agent identified in the Joint Escrow Instructions attached hereto as ANNEX II (the "Escrow Agent"). Promptly following notice by the Escrow Agent of receipt of payment from the PURCHASER of the subscription price for the Preferred Shares, the COMPANY shall determine whether to accept such subscription and, if so accepted, shall deliver one or more certificates for the Preferred Shares to the Escrow Agent. Delivery of such funds to the COMPANY by the Escrow Agent shall be made against delivery by the COMPANY of one or more certificates for the Preferred Shares in accordance with this Agreement. By signing this Agreement, the PURCHASER and the COMPANY each agrees to all of the terms and conditions of, and becomes a party to, the Joint Escrow Instructions attached hereto as ANNEX II, all of the provisions of which are incorporated herein by this reference as if set forth in full.

               c. METHOD OF PAYMENT. Payment of the purchase price for the Preferred Shares shall be made by wire transfer of funds to:

                              Bank of New York
                              350 Fifth Avenue
                              New York, New York 10001

                              ABA# 021000018
                              For credit to the account of Krieger &
                                Prager, Attorneys
                              Adar Equities Escrow Account No. 637-1496910

               2. SUBSCRIBER REPRESENTATIONS; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

                    a. OFFSHORE TRANSACTION. PURCHASER represents and warrants to COMPANY as follows:

                        (i)  PURCHASER is not a U.S. person as that term
                              is defined under Regulation S.

                         (ii) PURCHASER is outside the United States as of
                              the date of the execution and delivery of this Agreement.

                        (iii)  PURCHASER is purchasing the Preferred
                              Shares for its own account and not on behalf of any U.S. person, and PURCHASER is the sole beneficial owner of the Preferred Shares, and has not pre-arranged any sale with purchasers in the United States.

                         (iv) PURCHASER represents and warrants and hereby
                              agrees that all offers and sales of the
                              Preferred Shares prior to the expiration of a period commencing on the date of the receipt of funds by the COMPANY and ending 40 days thereafter shall only be made in compliance with the safe harbor contained in Regulation S, pursuant to the registration provisions under the 1933 Act or pursuant to an exemption from registration, and all offers and sales after the expiration of the 40-day period shall be made only pursuant to such registration or to such exemption from registration.

                         (v) PURCHASER acknowledges that the purchase of the Preferred Shares involves a high degree of risk , is aware of the risks and further acknowledges that it can bear the economic risk of the purchase of the Preferred Shares, including the total loss of its investment.

                         (vi) PURCHASER understands that the Preferred
                              Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of U.S. securities laws and that the COMPANY is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements and understandings of PURCHASER set forth herein in order to determine the applicability of such exemptions and the suitability of PURCHASER to acquire the Preferred Shares.

                         (vii) PURCHASER is sufficiently experienced in
                              financial and business matters to be capable of evaluating the merits and risks of its investments, and to make an informed decision relating thereto.

                         (viii) In evaluating its investment, PURCHASER has
                              consulted its own investment and/or legal and/or tax advisors.

                         (ix) PURCHASER understands that in the view of the
                              Securities and Exchange Commission ("SEC") the statutory basis for the exemption claimed for this transaction would not be present if the offering of Preferred Shares, although in technical compliance with Regulation S, is part of a plan or scheme to evade the registration provisions of the 1933 Act. PURCHASER is acquiring the Preferred Shares for investment purposes and has no present intention to sell the Preferred Shares in the United States or to a U.S. Person or for the account or benefit of a U.S. Person either now or after the expiration of the Restricted Period.

                         (x) PURCHASER is not an underwriter of, or dealer in, the Securities, and PURCHASER is not participating, pursuant to a contractual agreement, in the distribution of the Securities.

                         (xi) During the Restricted Period (as hereinafter
                              defined), neither PURCHASER nor any of its affiliates will, directly or indirectly, maintain any short position in the securities of the COMPANY.

                    b.   CURRENT PUBLIC INFORMATION.  PURCHASER
                         acknowledges that PURCHASER has been furnished with or has acquired copies of the COMPANY's most recent Annual Report on the Form 10-K filed with the SEC and the Forms 10-Q and 8-K filed thereafter (collectively the "SEC Filings"). Purchaser is not relying upon any representations or other information (whether oral or written) other than as set forth in the SEC filings or in Annex VI.

                   c.   INDEPENDENT INVESTIGATION; ACCESS.  PURCHASER
                         acknowledges that PURCHASER, in making the decision to purchase the Preferred Shares subscribed for, has relied upon independent investigations made by it and its representatives, if any, and PURCHASER and such representatives, if any, have, prior to any sale to it, been given access and the opportunity to examine all material publicly available, books and records of the COMPANY, all material contracts and documents relating to this offering and an opportunity to ask questions of, and to receive answers from the COMPANY or any person acting on its behalf concerning the terms and conditions of this offering. PURCHASER and its advisors, if any, have been furnished with access to all publicly available materials relating to the business, finances and operation of the COMPANY and materials relating to the offer and sale of the Preferred Shares which have been requested.
                         PURCHASER and its advisors, if any, have received complete and satisfactory answers to any such inquiries.

                    d. NO GOVERNMENT RECOMMENDATION OR APPROVAL. PURCHASER understands that no federal or state agency has passed on or made any recommendation or endorsement of the Securities.

                    e. ENTITY PURCHASERS. If PURCHASER is a partnership, corporation or trust, the person executing this Agreement on its behalf represents and warrants that:

                         (i) He or she has made due inquiry to determine the truthfulness of the representations and warranties made pursuant to this Agreement.

                         (ii) He or she is duly authorized (if the
                              undersigned is a trust, by the trust
                              agreement) to make this investment and to enter into and execute this Agreement on behalf of such entity.

                         (iii) The investment is within the powers and
                              purposes of the entity.

                    f. FILINGS. The PURCHASER undertakes and agrees to make all necessary filings in connection with the purchase of the Preferred Shares as required by United States laws and regulations, including applicable tax laws, or any domestic securities exchange or trading market.

               3.   COMPANY Representations.

                    a. REPORTING COMPANY Status. The COMPANY is a reporting issuer as defined by Rule 902 of Regulation S. The COMPANY is in full compliance, to the extent applicable, with all reporting obligations under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The COMPANY has registered its common stock pursuant to Section 12 of the Exchange Act and the common stock trades on NASDAQ/SMALL CAP, and has received no notice, either oral or written, with respect to its continued eligibility for such listing.

                    b. OFFSHORE TRANSACTION. The COMPANY has not offered these securities to any person in the United States or to any U.S. person as that term is defined in Regulation S.

                    c. NO DIRECTED SELLING EFFORTS. In regard to this transaction, the COMPANY has not conducted any "direct selling efforts" as that term is defined in Rule 902 of Regulation S nor has the COMPANY conducted any general solicitation relating to the offer and sale of the within securities to persons resident within the United States or elsewhere.

                    d. TERMS OF PREFERRED SHARES. The COMPANY will issue the Preferred Shares in accordance with the terms of ANNEX I attached hereto and a Certificate of Designation will be filed by the COMPANY with the Secretary of State of the State of Delaware promptly after acceptance of one or more subscription agreements and prior to closing.

                    e. LEGALITY. The COMPANY has the requisite corporate power and authority to enter into this Agreement and to sell and deliver the Preferred Shares; this Agreement and the issuance of the Preferred Shares have been duly and validly authorized by all necessary corporate action by the COMPANY; this Agreement has been duly and validly executed and delivered by and on behalf of the COMPANY, and is a valid and binding agreement of the COMPANY, enforceable against it in accordance with its terms, except as enforceability may be limited by general equitable principles, bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors rights generally.

                    f. NON-CONTRAVENTION. The execution and delivery of this Agreement and the consummation of the issuance of the Preferred Shares, and the consummation of the transactions contemplated by this Agreement by the COMPANY do not and will not conflict with or result in a breach by the COMPANY of any of the terms or provisions of, or constitute a default under, the Certificate of Incorporation or by-laws of the COMPANY, or any material indenture, mortgage, deed of trust, or other material agreement or instrument to which the COMPANY is a party or by which it or any of its properties or assets are bound or (assuming that the representations and warranties of the PURCHASER in Section 2 hereof, and the representations and warranties of the distributor to the COMPANY, are true and correct), any existing applicable U.S. law, rule, or regulation or any applicable decrees, judgment or order of any U.S. court, federal or state regulatory body, administrative agency or other U.S. governmental body having jurisdiction over the COMPANY or any of its properties or assets, the conflict, breach, violation or default of or under which would have a material adverse effect on the COMPANY's business or financial condition.

                    g. FILINGS. The COMPANY undertakes and agrees to make all necessary filings in connection with the sale of the Preferred Shares as required by United States laws and regulations or any domestic securities exchange or trading market.

                    h. ABSENCE OF CERTAIN CHANGES. Since December 31, 1995, there has been no material adverse development in the assets, liabilities, business, properties, operations, financial condition or results of operations of the COMPANY, except as disclosed in the SEC filings, or otherwise disclosed in the documents annexed hereto or in Annex VI.

               4.   EXPIRATION OF RESTRICTED PERIOD.

                    a. The COMPANY will determine whether to accept such subscription and, if so accepted, will prepare and issue one or more certificates for the Preferred Shares registered in such name or names as specified by PURCHASER and cause the same to be
          delivered to the Escrow Agent.   Within three (3) days after
          delivery of a Conversion Notice and a Certificate for Preferred Shares, and any other required documents, the COMPANY's will issue one or more certificates for the Shares without restrictive legend upon conversion of the Preferred Shares in accordance with this Agreement, registered in the name of the holder of Preferred Shares who converts any Preferred Shares or its nominee and in such denominations to be specified by the such holder in connection with such conversion. The COMPANY warrants that no restriction or instruction (other than these instructions and a "stop transfer" restriction on the COMPANY's stock ledger relating to the Preferred Shares until the end of the forty (40) day Restricted Period applicable under Regulation S) will be imposed by the COMPANY or given by the COMPANY to its transfer agent for the Shares and that the Preferred Shares and the Shares issuable upon conversion thereof shall otherwise be freely transferable on the books and records of the COMPANY as and to the extent provided in this Agreement. Nothing in this Section shall affect in any way PURCHASER's obligations and agreement to comply with all applicable securities laws and PURCHASER's representations and warranties set forth herein.

                    b. In connection with the exercise of conversion rights relating to the Preferred Shares, if the Preferred Shares and the Shares have not been registered under the 1933 Act prior to such conversion, PURCHASER or any subsequent holder of the Preferred Shares shall, in addition to any other requirement imposed by the terms of the Preferred Shares as set forth in the Certificate of Designation, be required to complete, sign and furnish to the COMPANY a conversion certificate in the form attached as Exhibit 1 to ANNEX I hereto. PURCHASER acknowledges that the COMPANY is under no obligation to register the Preferred Shares or the Shares issuable upon conversion thereof under the 1933 Act.

                    c. If upon conversion of the Preferred Shares effected by the PURCHASER pursuant to the terms of this Agreement following the expiration of the Restricted Period, the COMPANY fails to issue certificates for Shares issuable upon such conversion to the PURCHASER bearing no restrictive legend for any reason other than the COMPANY's reasonable good faith belief that the issuance is prohibited by law, or that the representations and warranties made by the Buyer in this Agreement were untrue when made, the COMPANY shall pay to the PURCHASER by wire transfer, as liquidated damages for such failure and not as a penalty, an amount in cash equal to $50,000; provided, however, that the payment of such liquidated damages shall not relieve the COMPANY from its obligations to register the Shares pursuant to
          Section 10.

               5. EXEMPTION; RELIANCE ON REPRESENTATION. PURCHASER understands that the offer and sale of the Preferred Shares is not being registered under the 1933 Act. The COMPANY is relying on the rules governing offers and sales made outside the United States pursuant to Regulation S. Rules 901 through 904 of Regulation S govern this transaction.

               6. CLOSING DATE AND ESCROW AGENT. The date of the issuance of the Preferred Shares and the sale of the Preferred
          Shares as evidenced by receipt by the COMPANY of PURCHASER's purchase funds (the "Closing Date") shall be no later than two
          (2) business days after execution hereof by all parties or such other mutually agreed to time. PURCHASER shall, within one (1) business day after acceptance and execution of this Agreement by the COMPANY, deliver the necessary funds as indicated in Paragraph 1 to the Escrow Agent. Preferred Shares will be delivered to the Escrow Agent at the instructions of the COMPANY. PURCHASER agrees that the Escrow Agent has no liability as a result of any fraudulent or unlawful conduct of any other party, and agrees to hold the Escrow Agent harmless.

               7. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL. PURCHASER understands that COMPANY's obligation to sell the Preferred Shares is conditioned upon:

                    a. The receipt and acceptance by the COMPANY of this Agreement as evidenced by execution of this Agreement by the President or any Vice President of the COMPANY. The acceptance of funds by the COMPANY shall be deemed to be constructive acceptance of this Agreement;

                    b. Delivery to the Escrow Agent by PURCHASER of good funds as payment in full for the purchase of the Preferred Shares; and

                    c.   The accuracy on the Closing Date of the
                         representations and warranties of PURCHASER contained in this Agreement and the performance by PURCHASER on or before the Closing Date of all covenants and agreements of PURCHASER required to be performed on or before the Closing Date.

                    d. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

                8. CONDITIONS TO PURCHASER'S OBLIGATION TO PURCHASE. The COMPANY understands that PURCHASER's obligation to purchase the Preferred Shares is conditioned upon:

                    a. Acceptance by PURCHASER of an Agreement for the sale of Preferred Shares, as indicated by execution of this Agreement;

                    b. Delivery of Preferred Shares to Escrow Agent as herein set forth;

                    c.   The accuracy on the Closing Date of the
                         representations and warranties of the COMPANY contained in this Agreement and the performance by the COMPANY on or before the Closing Date of all covenants and agreements of the COMPANY required to be performed on or before the Closing Date; and

                    d. Delivery to the Escrow Agent of an opinion of counsel for the COMPANY, dated the Closing Date and addressed to PURCHASER, in the form attached hereto as ANNEX III.


               9. GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of New York without giving effect to principles governing the conflicts of laws. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

               10. REGISTRATION OF THE SECURITIES. COMPANY hereby agrees that, upon demand of a majority in interest of holders of the Securities as a result of a regulatory development including, but not limited to, an amendment or proposed amendment of Regulation S, or any "no-action" or interpretive guidance whether oral or written from the Securities and Exchange Commission, which call into question the ability of PURCHASER to resell the Securities without registration, COMPANY will file, and use its reasonable best efforts to cause to become effective a registration statement on Form S-3 under the 1933 Act covering the resale of the Shares issuable upon conversion of the Preferred Shares. Any such registration statement shall remain effective for up to twelve (12) months, or until all of the Securities are sold, whichever is earlier. The COMPANY shall provide the PURCHASER with such number of copies of the prospectus as shall be reasonably requested to facilitate the sale of the Shares issuable upon conversion of the Preferred Shares. The COMPANY shall bear and pay all expenses incurred in connection with any such registration, excluding discounts and commissions.

               11. FURTHER OFFERINGS. The COMPANY agrees that for a period of 150 days from the Closing Date, it will not offer for sale or sell any securities for cash or similar consideration other than the Shares issuable upon conversion of the Preferred Shares issued to the PURCHASER and to other purchasers contemporaneously herewith. COMPANY hereby warrants that it has not engaged in any such offering during the six months prior to the Closing Date.

               12. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given upon personal delivery or three business days after deposit in the United States Postal Service, by registered or certified mail with postage and fees prepaid, addressed to each of the other parties thereunto entitled at the following addresses, or at such other addresses as a party may designate by ten days advance written notice to each of the other parties hereto.

          COMPANY:       Advanced NMR Systems, Inc.
                         2 Executive Drive, Suite 755
                         Fort Lee, New Jersey  07024
                         ATT: Mr. Jack Nelson, Chairman

          PURCHASER:     At the address set forth on the first page of this
                         Agreement.


          ESCROW AGENT:  Krieger & Prager, Esqs.
                         319 Fifth Avenue
                         New York, New York 10016



                      SIGNATURE(S) FOR INDIVIDUAL SUBSCRIBER(S)

               IN WITNESS WHEREOF, the undersigned represents that the foregoing statements are true and correct and that he, she or they have executed this Offshore Securities Subscription Agreement this ______ day of ______________, 1996.


          ____________________________  ___________________________________
          Printed Name                  Signature


          ____________________________  ___________________________________
          Printed Name                  Signature



                               SIGNATURES FOR ENTITIES

               IN WITNESS WHEREOF, the undersigned represents that the following statements are true and correct and that it has caused this Offshore Securities Subscription Agreement to be duly executed on its behalf this ________ day of ___________________, 1996.



                                        ___________________________________
                                        Printed Name of Subscriber


                                        By:  ______________________________

                                           (Signature of Authorized Person)

                                        ___________________________________
                                        Printed Name and Title

          Accepted this __________ day of the month of ___________________,
          199___.

          ADVANCED NMR SYSTEMS, INC.


          By: __________________________________________
               Title: _______________________________





               All correspondence and delivery of certificates and confirmations should be addressed to the above named person and sent by the COMPANY to his _____ business _____ home address (check one).

          Capacity of Subscriber (check one):

               Individual                              __________
               Corporation                             __________
               Partnership                             __________
               Other                                   __________ (please
                                                                   specify)



          Ownership of Preferred Shares (check one):

               Individual                              __________
               Joint Tenants, with right of
               survivorship                            __________*
               Tenants in Common                       __________*
               Tenants in Entirety                     __________*
               Community Property                      __________*

          Country of Citizenship: _________________________________________

          Country of incorporation or
          formation: ______________________________________________________

          * If you are purchasing Preferred Shares with only your spouse as co-owner, both you and your spouse must sign the signature page. If any co-owner is not your spouse, all co-owners must sign the signature page.

          Name of PURCHASER Representative,
          if any:__________________________________________________________

                    Address:       ________________________________________
                                   ________________________________________

                    Telephone:     ________________________________________







          FULL NAME AND ADDRESS OF PURCHASER for Registration Purposes:


          NAME:___________________________________________________________

          ADDRESS:________________________________________________________

                  ________________________________________________________

                  ________________________________________________________

          TEL. NO.________________________________________________________

          FAX. NO.________________________________________________________

          CONTACT NAME:___________________________________________________


          DELIVERY INSTRUCTIONS (IF DIFFERENT FROM REGISTRATION NAME):

          NAME:___________________________________________________________

          ADDRESS:________________________________________________________

                  ________________________________________________________

                  ________________________________________________________

          TEL. NO.________________________________________________________

          FAX. NO.________________________________________________________

          CONTACT NAME:___________________________________________________


          SPECIAL
          INSTRUCTIONS:____________________________________________________

                       ____________________________________________________

                       ____________________________________________________